March 8, 2004

THE DREYFUS/LAUREL FUNDS, INC.
DREYFUS PREMIER SMALL CAP
VALUE FUND

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 2004

     The following information supersedes and replaces the information in the third paragraph contained in the section in the Fund's Prospectus entitled "Management."

     The Fund is managed by Mark Sikorski. Mr. Sikorski has been employed by Dreyfus as a portfolio manager since October 1996 and has been a primary portfolio manager of the Fund since June 2002. He is also a vice president of Mellon Equity Associates, LLP, an affiliate of Dreyfus, which he joined in 1996

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